BELL, BOYD & LLOYD LLC                    THREE FIRST NATIONAL PLAZA
                                          70 WEST MADISON STREET, SUITE 3300
                                          CHICAGO, ILLINOIS 60602-4207
                                          312.372.1121  FAX 312.372.2098

STACY H. WINICK
DIRECT DIAL:  202 955-7040                OFFICE IN CHICAGO
SWINICK@BELLBOYD.COM                      AND WASHINGTON, D.C.


                                           July 23, 2004



         As co-counsel for Columbia Funds Trust VIII (formerly Liberty-Stein Roe Funds Income Trust) (the "Trust"), we consent to the incorporation by reference of our opinions relating to the respective series of the Trust filed as the following exhibits to the following post-effective amendments ("PEAs") to the Trust's registration statement on Form N-1A, Securities Act File No. 33-02633:


                                                                                                  Exhibit
                                                        Date of           Date of                        to PEA
               Series                                   Opinion           Filing              No.          No.
               ------                                   -------           ------              ---          ---
SteinRoe Income Fund (now named
     Columbia Income Fund)                            12/20/87           08/16/96           10(b)          29
SteinRoe Intermediate Bond Fund
     (now named Columbia Intermediate
     Bond Fund)                                       12/20/87           08/16/96           10(b)          29


         In giving this consent we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                        Very truly yours,

                                                        BELL, BOYD & LLOYD LLC


                                                        By   /s/ Stacy H. Winick
                                                        ------------------------
                                                                 Stacy H. Winick


Prepared by:  Stacy H. Winick
Partner approval:  Stacy H. Winick
Second Partner approval:  Alan P. Goldberg